EXHIBIT 10.02

                                  Notarial Deed

Transacted at Dusseldorf, this 5th day of June 2001.

Before me, the undersigned notary public

                                Dr. Henryk Haibt,

notary public for the district of the Oberlandesgericht Dusseldorf with offices at Dusseldorf appeared today


1. Mr Diether Klingelnberg, born on March 22, 1944, with residence at Hainbuchenweg 5, B- 4730 Hauset, Belgium,

         - identified  by  submission  of his official  valid  German passport -

         acting in his own name and on his own behalf

         and

         acting not in his own name, but in his capacity as managing director with single power of representation and released from the restrictions set forth under ss. 181 BGB in the name and on behalf of

                                 TKM GmbH i.G.,
              incorporated by notarial deed dated May 4, 2001 (UR-No. 601/2001 of notary public Klaus E. Herrmann, Remscheid) with registered offices at Remscheid and to be registered with the Commercial Register of the Local Court Remscheid promising to prove his power of representation by submission of a certified copy of the notarial deed dated May 4, 2001 (UR-No. 601/2001 of notary public Klaus E. Herrmann, Remscheid), the original of which will be attached to this notarial deed;


2. Mr. Thomas Meyer, born on October 10, 1955, with residence at Paul-Krause-Str. 23, D-42897 Remscheid, Germany,


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         - identified by submission of his official valid German passport -


         acting not in his own name, but in his capacity as managing director with single power of representation and released from the restrictions set forth under ss. 181 BGB in the name and on behalf of

                                 TKM GmbH i.G.,
              incorporated by notarial deed dated May 4, 2001 (UR-No. 601/2001 of notary public Klaus E. Herrmann, Remscheid) with registered offices at Remscheid and to be registered with the Commercial Register of the Local Court Remscheid promising to prove his power of representation by submission of a certified copy of the notarial deed dated May 4, 2001 (UR-No. 601/2001 of notary public Klaus E. Herrmann, Remscheid), the original of which will be attached to this notarial deed

         and

         acting not in his own name, but in his capacity as managing director with single power of representation and released from the restrictions set forth under ss. 181 BGB in the name and on behalf of

                             IKS Klingelnberg GmbH,
              with registered offices at Remscheid and registered with the Commercial Register of the Local Court Remscheid under HR B 1463 promising to prove his power of representation by submission of a certified transcript from the Commercial Register of the Local Court Remscheid, will be a certified copy of which is attached to this notarial deed;

3. Mr. William M. Schult, born on July 25, 1961, with residence at 41017 Edgewood, Kentucky , United States of America

         - identified by submission of his official valid passport of the United States of America -

         acting not in his own name, but in his capacity as Vice President and Chief Financial Officer with single power of representation in the name and on behalf of

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                         International Knife & Saw, Inc
              a corporation duly organized and validly existing under the laws of the State of Delaware, USA, with registered offices at Erlanger KY 41018, 1299 Cox Avenue, USA promising to prove his power of representation by submission of a certified and legalized confirmation of power of representation, the original of which will be attached to this notarial deed.


The persons appearing declared to have sufficient command of the English language and waive their rights to have a sworn interpreter attended.

The notary asked the persons appearing whether the notary or a colleague of his has been retained by the persons appearing in the same subject matter acting not as a notary public. The persons appearing denied.

The persons appearing - acting as aforesaid - declared and requested for notarisation of the following

                                    Agreement
                                     on the
                           Sale and Transfer of Shares

                                 By and between

1. International Knife & Saw, Inc., with registered offices at Erlanger KY 41018, 1299 Cox Avenue, USA,

                                    - hereinafter also referred to as "Seller" -

                                       and

2.       Mr. Diether Klingelnberg, Hainbuchenweg 5, B- 4730 Hauset, Belgium,

                                       and

3. TKM GmbH i.G. with registered offices at Remscheid and to be registered with the commercial register of the local court Remscheid,

                                        - Diether Klingelnberg and TKM GmbH i.G.
                     Hereinafter collectively also referred to as "Purchasers" -

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                                       and

4.       IKS  Klingelnberg  GmbH  with  registered   offices  at  Remscheid  and
         registered with the commercial register of the local court Remscheid under HR B 1463

                                - hereinafter also referred to as the "Company"-




                                    PREAMBLE

WHEREAS, Seller is sole shareholder of the Company;

WHEREAS, Seller has agreed to sell and to transfer shares in the aggregate nominal amount of DM 5.400.000,00 to TKM GmbH i.G. and to sell and to transfer shares in the aggregate nominal amount of DM 600.000,00 to Diether Klingelnberg;

NOW, THEREFORE, the parties hereto agree as follows:



                                    Section 1
                               Corporate Ownership

1. IKS Klingelnberg GmbH is a company with limited liability with registered offices at Remscheid, Germany and registered with the Commercial Register of the Local Court of Remscheid under HR B 1463.

2.       The Seller is sole shareholder of the Company.

3. The registered share capital of the Company amounts to nominal DM 6 ,000,000.00 (six million Deutsche Mark) and is divided as follows:

         3.1    One share in the nominal amount of             DM   5,000,000.00

         3.2    One share in the nominal amount of             DM   1,000,000.00
                                                               -----------------
                                                               DM   6,000,000.00

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         All   contributions  to  the  share  capital  are  fully  paid  in  and non-assessable. There have been no repayments of any kind of the share capital.


                                    Section 2
                           Sale and Transfer of Shares

1. Seller hereby splits, for purposes of the sale and transfer of a partial share in the nominal amount of DM 600,000.00 to Diether Klingelnberg, the share in the nominal amount of DM 1,000,000.00 as described in ss. 1 (3.2) hereinabove into a partial share in the nominal amount of DM 600,000.00 and a partial share in the nominal amount of DM 400,000.00.

2. Seller sells and transfers to Purchasers and Purchasers hereby purchase and acquire from Seller, subject to the terms and conditions of this Agreement and economically effective as of the Effective Date (hereinafter defined) any and all outstanding shares in the Company in a total nominal amount of DM 6,000,000.00 (hereinafter also the "Shares") free and clear of all liens, claims, security interests, options, charges, pledges and other restrictions or encumbrances of any nature whatsoever; together with any and all rights, obligations and privileges attached thereto, in particular any and all profits and losses as accrued from the Effective Date, as follows:

         2.1    to Diether Klingelnberg
                one partial share in the nominal amount of      DM    600,000.00

         2.2    to TKM GmbH i.G.
                one share in the nominal amount of              DM  5,000,000.00
                one partial share in the nominal amount of      DM    400,000.00

3.       Purchasers herewith accept the above sale and transfer of the Shares.

4. The Company approves the split of the share according to Sec. 2 (1) and the above sale and transfer of the Shares.

5. The Purchasers herewith notify the Company of the transfer the Shares pursuant to ss. 16 of the German Limited Liability Companies Act ("GmbH-Gesetz"). The Company herewith confirms and acknowledges receipt of this notification.

                                    Section 3
                           Effective Date and Closing

1. This Agreement and any and all transactions contemplated hereunder, in particular the sale and transfer of the Shares and the right to participate in the profits and losses, shall become economically effective as of January 1, 2001, 00,00 hours (hereinabove and hereinafter referred to as the "Effective Date").

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2.       The closing of the transactions contemplated hereunder shall take place in Dusseldorf, Germany, on Tuesday, June 5, 2001 at such place and at such time the parties will mutually agree upon (hereinafter referred to as the "Closing Date").

                                    Section 4
                                 Purchase Price

1. The Purchase Price for the Shares in the Company sold and purchased hereunder is

                               US $ 11,723,858.38
 (United States Dollars eleven million seven hundred twenty three thousand eight hundred fifty eight and 38/100)

2. The Purchase Price is paid at Closing by Purchasers, on behalf and for the account of Seller, to the following bank accounts of Deutsche Bank AG, Remscheid in repayment of the Seller's outstanding obligations of indebtedness to Deutsche Bank AG:

                      Deutsche Bank AG, Remscheid Branch
                      Bank Account No.: 523 9009
                      Sorting Code ("BLZ"):      340 70093

3. The Purchasers will bring the confirmation from Deutsche Bank to the Closing.


                                    Section 5
                            Guarantees of the Seller

Seller represents and warrants as an independent guarantee effective as of the transfer of the Shares sold and purchased hereunder as follows:

1. Seller is a corporation incorporated and existing under the laws of the State of Delaware, United States of America. Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller, has been effectively authorized by all necessary corporate action by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

2. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfilment of the terms hereof will not violate or result in a breach of any of the terms or provisions of, or constitute a default (or any event which, with notice or the passage of time, or both, would constitute a default) under, or conflict with or result in the termination of, or accelerate the performance required by, (i) any agreement, indenture or other instrument to which Seller is a party or by which it is bound,
         (ii) any judgement, decree, order or award of any court, governmental body or arbitrator by which Seller is bound, or (iii) any law, rule or regulation applicable to Seller. No authorization, consent, or approval of, or filing with, any governmental entity or other third party is necessary for the performance by Seller of its obligations under this Agreement.

3. Seller is not prohibited by any order, writ, injunction, stay or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement and no such action or proceeding is pending against Seller which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by Seller in connection herewith or in connection with any of the transactions contemplated hereby.

4. Seller holds good legal and beneficial title to the Shares, free and clear of all liens, claims, security interests, options, charges, pledges and other restrictions or encumbrances of any nature whatsoever other than the pledge of the Shares to Deutsche Bank.

5. No financial advisor, finder agent or similar intermediary has acted on behalf of Seller in connection with this Agreement or the transactions contemplated hereby other than Jefferies & Co., Inc. ("Jefferies"), and there are no brokerage commissions, finder's fees or similar fees or commissions, payable by Seller in connection herewith, other than fees payable to Jefferies that are the sole responsibility of Seller.


                                    Section 6
                          Guarantees of the Purchasers

Purchasers hereby jointly and severally represent and warrant as an independent guarantee effective as of the transfer of the shares sold and purchased hereunder as follows:

1. TKM GmbH i.G. is a company with limited liability (GmbH) duly incorporated under the laws of the Federal Republic of Germany. TKM GmbH i.G. has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by

         Purchasers, has been effectively authorized by all necessary company action by Purchasers and constitutes a legal, valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms.

2. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not violate or result in a breach of any of the terms or provisions of, or constitute a default (or any event which, with notice or the passage of time, or both, would constitute a default) under, or conflict with or result in the termination of, or accelerate the performance required by, (i) any agreement, indenture or other instrument to which Purchasers are (or either of them is) a party or by which they are (or either of them is) bound, (ii) the articles of incorporation, bylaws or other constitutive documents of Purchasers,
         (iii) any judgment, decree, order or award of any court, governmental body or arbitrator by which Purchasers are (or either of them is) bound, or (iv) any law, rule or regulation applicable to Purchasers (or either of them). No authorization, consent, or approval of, or filing with, any governmental entity or other third party is necessary for the performance by Purchasers of their obligations under this Agreement.

3. Purchasers are not prohibited by any order, writ, injunction, stay or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement and no such action or proceeding is pending against Purchasers that questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by Purchasers in connection herewith or in connection with any of the transactions contemplated hereby.

4. No financial advisor, finder agent or similar intermediary has acted on behalf of Purchasers in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finder's fees or similar fees or commissions, payable by Purchasers in connection herewith.

5. Purchasers do not have actual knowledge that any of the representations and warranties made by Seller in this Agreement is not true and correct.

                                    Section 7
                  License to use corporate names and trademarks

Seller shall not question or challenge the right of the Company and its successors to operate their business using their present corporate name "IKS Klingelnberg GmbH" and the trademarks, brands, logos and names "IKS Klingelnberg" or any similar name.


                                    Section 8
                                 Taxes and Costs

1. Each Party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement, including, but not limited to, the fees, costs and expenses of its own financial consultants, accountants and legal counsel. Notarial fees related to the transfer of the Shares to Purchasers shall be borne by Purchasers.

2. Transfer taxes, including real estate transfer taxes, related to the transfer of the Shares to Purchasers shall be borne by Purchasers. Any other taxes on income, profits and capital gains including trade taxes
         - if any - arising out of or in connection with the transfer of the Shares to Purchasers shall be borne by Seller.


                                    Section 9
                      Assignment of Rights and Undertakings

This Agreement and any rights or obligations hereunder may not be assigned or transferred by a party, whether completely or in part, without prior written consent of the other parties.


                                   Section 10
                           Notices and Communications

1. All notices and/or communications to be given under this Agreement and its implementation shall be addressed to the following addresses:

         If to Seller:                            If to Purchasers:

         International Knife & Saw, Inc.          TKM GmbH
         1299 Cox Avenue                          In der Fleute 18
         Erlanger, KY 41018 USA                   42897 Remscheid, Germany
         Attention: Board of Directors            Attention: Managing Director

2. The aforesaid addresses shall remain valid and enforceable vis-a-vis any other party unless and until the other party has been notified in writing of any other address.

3. All notices or communications shall be in writing and shall be valid upon receipt.

4. All notices or communications shall be sent by registered mail, return-receipt requested. The notices sent by telefacsimile or mail shall only be deemed to be validly given if followed immediately by a written confirmation sent by registered mail, return-receipt requested. In case the written confirmation follows immediately the notice given by telefacsimile or mail such notice shall be deemed to be served upon receipt of the telefacsimile or mail.

                                   Section 11
                                  Miscellaneous


1. This Agreement shall be exclusively governed by and construed in accordance with the laws of the Federal Republic of Germany excluding the applicable rules on conflicts of laws.

2. This Agreement including without limitation this clause itself may not be amended except by an instrument in writing signed by all of the parties hereto specifically referring to this Agreement.

3. Non-exclusive jurisdiction and venue for any disputes or controversies arising out of or in connection with this Agreement, its validity, its implementation and/or its performance shall be with the competent courts of the city of Dusseldorf, Germany.

4. If any provision of this Agreement shall become or be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity of any other provision of this Agreement. Such invalid or unenforceable provision shall be deemed to be automatically amended and replaced by such a provision as to form, substance, time, measure and jurisdiction as shall be valid and enforceable and as shall accomplish, as far as possible, the purpose and intent of the parties with respect to the invalid or unenforceable provision.

5.       The parties herewith authorize

         (i)  Mr. Jochen Vorsmann and

         (ii) Mrs. Angelika Leyendecker,


         clerks of the officiating notary, with business address Berliner Allee 21, 40211 Dusseldorf, Germany, - each of them individually and being released from the restrictions of ss. 181 of the German Civil Code - to make any non-substantive changes to this notarial deed which may be necessary and/or conducive in connection with the conclusion of this Agreement on the sale and transfer of shares and its implementation.

6. All declarations of consent and approval shall be deemed to have been duly received by and served upon the parties upon receipt thereof by the undersigned notary public. The parties hereby waive their rights to have the declaration of approval served formally. The notary public is hereby authorized and entrusted to attach all declarations of consent and approval provided for hereunder to this notarial protocol.

7.       The parties declare, that the Company owns real estate.


The above notarial deed was then read by the notary public to the persons appearing, approved by the persons appearing and signed by them and by the notary public, each in their own hands, as follows:



                                        /s/ Diether Klingelnberg
                                        -------------------------
                                        Diether Klingelnberg


                                        /s/ Thomas Meyer
                                        -------------------------
                                        Thomas Meyer


                                        /s/ W. Schult
                                        -------------------------
                                        W. Schult






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